Exhibit 99.1

FORM 3 CONTINUATION SHEET – JOINT FILER INFORMATION

This Form 3 is filed jointly by Ares Management, Inc., Ares Management LLC, ACOF Operating Manager, L.P., ACOF Operating Manager II, L.P., ACOF Management L.P., ACOF Management II, L.P., Ares Corporate Opportunities Fund, L.P., Ares Corporate Opportunities Fund II, L.P., Ares Partners Management Company, LLC, ACOF EXCO, L.P., ACOF EXCO 892 Investors, L.P., Ares EXCO, L.P. and Ares EXCO 892 Investors, L.P. (collectively, the “Ares Entities”). The principal business address of each of the Ares Entities is c/o Ares Management LLC, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Name of Designated Filer: Ares Corporate Opportunities Fund, L.P.

Date of Event Requiring Statement: March 30, 2007

Issuer Name and Ticker or Trading Symbol: EXCO Resources, Inc. (XCO)

IN WITNESS WHEREOF, the undersigned hereby attach their signatures to this Exhibit 99.1 to the Statement of Form 3 as of April 3, 2007.

ARES MANAGEMENT, INC.

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ARES PARTNERS MANAGEMENT COMPANY, LLC

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ARES MANAGEMENT LLC

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ACOF OPERATING MANAGER, L.P.

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ACOF OPERATING MANAGER II, L.P.

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ACOF MANAGEMENT, L.P.

BY: ACOF OPERATING MANAGER, L.P.
Its General Partner

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

ACOF MANAGEMENT II, L.P.

BY: ACOF OPERATING MANAGER II, L.P.
Its General Partner

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ARES CORPORATE OPPORTUNITIES FUND, L.P.

BY: ACOF OPERATING MANAGER, L.P.
Its Manager

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ARES CORPORATE OPPORTUNITIES FUND II, L.P.

BY: ACOF OPERATING MANAGER II, L.P.
Its Manager

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ACOF EXCO, L.P.

BY: ARES CORPORATE OPPORTUNITIES FUND, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER, L.P.
Its Manager

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

ACOF EXCO 892 INVESTORS, L.P.

BY: ARES CORPORATE OPPORTUNITIES FUND, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER, L.P.
Its Manager

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ARES EXCO, L.P.

BY: ARES CORPORATE OPPORTUNITIES FUND II, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER II, L.P.
Its Manager

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ARES EXCO 892 INVESTORS, L.P.

BY: ARES CORPORATE OPPORTUNITIES FUND II, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER II, L.P.
Its Manager

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory